       10.12.001
                                  ADDENDUM NO. 8

                                       to

                           REINSURANCE AGREEMENT INVEOOO1

                                     between

                    INVESTORS INSURANCE CORPORATION OF DELAWARE
                with Administrative Offices in Jacksonville, Florida
                                        and

                     REPUBLIC-VANGUARD LIFE INSURANCE COMPANY
                                   of Dallas, Texas



Effective May 1, 1995, Schedule II of the Agreement shall be replaced by the attached Schedule II, which is amended to change Republic-Vanguard Life Insurance Company's coinsurance quota share.


IN WITNESS THEREOF, the parties have executed this Addendum in duplicate on the dates and places set forth below:





INVESTORS INSURANCE CORPORATION                  REPUBLIC-VANGUARD LIFE
                                                 INSURANCE COMPANY
Jacksonville, Florida                            Dallas, Texas

6/15/95
Date                                             Date

Susan Powell                                     John Brill
By                                               By

Exec. Vice Pres
Title                                            Title

Rae Walker
Witness                                          Witness














       10.12.002



                                    SCHEDULE II



A.      COINSURANCE PERCENTAGES                                  Quota Share
Calendar Period of lssue                  Jurisdiction           Reinsured

January 1, 1991 - September 30, 1994         Missouri               80%

October 1, 1991 - September 30, 1994      Other, except Kansas      80%

October 1, 1994 - April 30, 1995       All States, except Kansas    90%

May 1, 1995 and later                  All States, except Kansas   100%




B.      ASSUMPTION OF DIRECT POLICIES

                                                         Assumption by
Calendar Period of issue        Jurisdiction         Republic-Vanguard Life

1990 - 1994: 13 Policies           Kansas                    100%
- - see attached listing of                           Effective March 27, 1995
policies and Certificates
of Assumption



























INVEOOOI - ADD 8 5/1/95